UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: May 18, 2017

SMARTFINANCIAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Tennessee	001-37661	62-1173944
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5401 Kingston Pike, Suite 600 Knoxville, Tennessee	37919
(Address of Principal Executive Offices)	(Zip Code)

(865) 437-5700

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) Annual Meeting. On May 18, 2017, SmartFinancial, Inc. (the “Company”) held its annual meeting of shareholders. There were 8,207,091 shares of Company common stock issued and outstanding as of the record date. Of these, 6,959,486 shares voted either in person or by proxy.

(b) Election of Directors. Shareholders elected the following nominees as directors, constituting the entire board of directors, by the votes indicated below.

Name	Votes For	Votes Against	Abstentions	Broker Non- Votes
Victor L. Barrett	5,290,109	0	1,529	1,667,848
Monique P. Berke	5,285,941	0	5,697	1,667,848
William (“Billy”) Y. Carroll, Jr.	5,288,409	0	3,229	1,667,848
William (“Bill”) Y. Carroll, Sr.	5,288,409	0	3,229	1,667,848
Frank S. McDonald	5,286,052	0	5,586	1,667,848
Ted C. Miller	5,287,792	0	3,846	1,667,848
David A. Ogle	5,289,909	0	1,729	1,667,848
Doyce G. Payne, M.D.	5,289,909	0	1,729	1,667,848
Wesley M. (“Miller”) Welborn	5,289,909	0	1,729	1,667,848
Keith E. Whaley, O.D.	5,289,909	0	1,729	1,667,848
Geoffrey A. Wolpert	5,289,909	0	1,729	1,667,848

(c) Ratification of Independent Registered Public Accounting Firm. Shareholders approved the non-binding proposal to ratify the appointment of Mauldin & Jenkins, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017, by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,931,444	991	27,051	0

Item 8.01 Other Events.

The Company used the presentation materials furnished herewith at the annual meeting of shareholders, held on May 18, 2017. A copy of such materials is included as Exhibit 99.1 to this Current Report on Form 8-K. The Company does not undertake to update these materials after the date of this Report, nor will this Report be deemed a determination or admission as to the materiality of any information contained herein (including the information in Exhibit 99.1).

The information set forth in this Item 8.01 (including the information in Exhibit 99.1 attached hereto) is being furnished to the Securities and Exchange Commission and is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under the Exchange Act. Such information shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements & Exhibits

99.1	2017 Annual Meeting Presentation to Shareholders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMARTFINANCIAL, INC.
Date: May 24, 2017
/s/ William Y. Carroll Jr.
William Y. Carroll, Jr.
President & Chief Executive Officer

EXHIBIT INDEX

99.1	2017 Annual Meeting Presentation to Shareholders